UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: November 7, 2011

(Date of earliest event reported)

IDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Dundee Road

Northbrook, Illinois 60062

(Address of principal executive offices, including zip code)

(847) 498-7070

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2011, the Board of Directors (the “Board”) of IDEX Corporation (the “Company”) approved and adopted the Amended and Restated Bylaws of IDEX Corporation (the “Amended Bylaws”), effective immediately. The Amended Bylaws restate the Company’s bylaws in their entirety and were adopted to update and add provisions to reflect prevalent practices of public companies, as well as to update the advance notice provisions with respect to certain stockholder matters.

The following is a summary of the principal amendments:

•

The Amended Bylaws update the provisions relating to advance notice of stockholder proposals and director nominations for stockholder meetings, including in order to (i) expand the disclosure stockholders must provide when submitting proposals and nominations, (ii) require updates to such disclosure prior to the applicable meeting and (iii) require stockholder presence at the applicable meeting. The amended and restated bylaws also require that stockholders make similar disclosures and request that the Board fix a record date in connection with requests by stockholders to call a special meeting or take action by written consent.

•	The Amended Bylaws contain updated record date provisions providing for separate notice and voting record dates for stockholder meetings and providing for default record dates.

•

The Amended Bylaws update the indemnification and advance payment of expense provisions to: (i) limit mandatory indemnification to directors and officers (the Company’s prior bylaws also provided for mandatory indemnification of employees), (ii) disallow indemnification for actions initiated by covered persons which have not been authorized by the Board, (iii) reduce the period for a covered person to initiate an action against the Company for unpaid claims under these provisions from 90 to 30 days and (iv) to provide that these rights are non-exclusive contractual rights.

•	The Amended Bylaws add a forum selection provision which seeks to establish the Delaware Court of Chancery as the exclusive jurisdiction for certain claims involving the Company.

The description of the amendments and the Amended Bylaws set forth above is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

3.1	Amended and Restated Bylaws of IDEX Corporation, dated November 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

Date: November 14, 2011	/s/ Heath A. Mitts
Heath A. Mitts
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of IDEX Corporation, dated November 7, 2011